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Exhibit 99.2

                              SEPARATION AGREEMENT

THIS SEPARATION AGREEMENT (the "Agreement") is made and entered into as of the 5th day of March 2003 by and between Louis R. Woodhill ("Executive") and Neon Systems Inc., a Delaware corporation having an office at 14100 Southwest Freeway, Houston, Texas 77478, and its respective owners, successors, partners, directors, officers, employees, former employees, consultants, agents and assigns ("Employer").

                                 R E C I T A L S

(1)  Executive and Employer have entered into an Employment Agreement.

(2) Executive and Employer have mutually agreed that Executive's employment as President and Chief Executive Officer and as a Class I Director on the Board of Directors of the Employer and all other relations with Employer will continue through the end of business on March 5, 2003, at which time his employment will be terminated and shall trigger the benefits outlined in Section (3) below.

(3) Executive and Employer have agreed that upon Executive's execution of this Agreement and the compliance by Executive of the covenants set forth herein, Executive shall receive

a)   payment of salary accrued through March 5, 2003.

b) a one-time cash payment of Two Hundred Twenty-Five Thousand and No/100 Dollars and No Cents ($225,000.00), less applicable payroll deductions, paid on the eighth day after execution of this Agreement, provided there is no rescission of this Agreement within seven days of execution of same;

c) extension of the permitted exercise date of Executive's 124,999 vested options to purchase Employer's common stock at an exercise price of $5.97 (the "Vested Stock Options") from ninety (90) days after termination of employment to March 5, 2005;

d) assignment of NEON's interest in all computer equipment and telecommunications equipment (mobile phone and Blackberry) assigned to Executive and provision of IT technical support for such equipment and Executive's home network through September 30, 2003;

e)   continuation of health insurance benefits through September 30, 2003;

f) reimbursement of outstanding unpaid business expenses incurred by Executive while on Employer business through March 5, 2003, provided you submit the necessary documentation to Employer by March 31, 2003 and provided the documentation is in compliance with the expense policies of Employer;

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g)   continued coverage under Employer's Director and Officer Insurance Policy, to the extent that the Employer has obtained such coverage and to the extent that coverage is provided to Executive by the policy so obtained, for any claims made against the Executive in connection with his actions taken on behalf of the Employer in the Executive's capacity as an officer and/or director during the term of his employment.

(4) In consideration for the additional benefits granted in Section (3) above, Executive desires to RELEASE EMPLOYER FROM ANY AND ALL LIABILITIES AND/OR OBLIGATIONS IN CONNECTION WITH EMPLOYEE'S EMPLOYMENT AND/OR SEPARATION OR ANY OTHER RELATION BETWEEN EMPLOYEE AND EMPLOYER, except with regard to post-employment payment obligations of Employer provided for in this Separation Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals, and the promises, covenants, terms and conditions contained herein, the receipt and sufficiency of which are forever acknowledged and confessed, the parties hereto agree as follows:

1. Executive's employment with Employer will be terminated effective as of close of business March 5, 2003.

2. Upon agreeing to the terms of this Agreement and indicating such agreement by signing below, Executive shall receive the benefits stated in Section (3) above, subject to such conditions as required therein.

3. Pursuant to the terms of the 1999 Employee Stock Option Plan or 2002 Stock Plan and the Executive's Stock Option Agreement, Executive shall have a period of two (2) years commencing from March 5, 2003 and ending at the close of business on March 5, 2005 in which to exercise the Vested Stock Options.

4. Executive agrees to return to Employer any and all Employer-related materials or documents in the possession or under the control of Executive, whether in hard copy, computer generated format or otherwise, together with any and all property of Employer in the possession or under the control of Executive.

5. Executive agrees to cooperate with Employer with respect to any press releases or other disclosure required under corporate law or federal and state securities laws and provide an orderly transition of duties as may be requested by the Board of Directors.

6. Executive further agrees to delete any and all computer files relating to Employer, which files are in the possession or under the control of Executive. Executive further agrees: (1) to keep confidential such proprietary information, including, but not limited to all trade secrets, confidential knowledge, data or other proprietary information pertaining to any part of the business of Employer or of any of its employees; (2) that on or before March 15, 2003, he will deliver to Employer all documents, data and property of any nature belonging to or pertaining to the business of Employer; (3) that he has not taken nor will he ask anyone else to take or deliver to anyone else any documents or data of any description containing or pertaining to any information proprietary to Employer,
(4) that he will not contact any

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prior, current, or future customers of Employer regarding Employer as a company or any product that Employer may produce, now or in the future, (5) that he will restrict his contact with Employer, including any and all of its employees, to professional matters, and that any contact shall take place during regular business hours and at the formal business address listed for Employer; provided, however, that personal contact with social friends without complaint shall not be deemed a violation of this covenant.

7. Executive and his heirs, administrators, executors, successors and assigns DO HEREBY RELEASE, ACQUIT AND FOREVER DISCHARGE EMPLOYER AND ITS OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, AGENTS AND REPRESENTATIVES, AND ALL PERSONS AND BUSINESS ENTITIES RELATED IN ANY WAY THERETO FROM ANY AND ALL PAST OR PRESENT CLAIMS, DEMANDS, OBLIGATIONS, DAMAGES, CAUSES OF ACTIONS, SUITS, LOSSES OF SERVICES, EXPENSES AND COMPENSATION OF ANY KIND OR NATURE, PRESENTLY KNOWN OR UNKNOWN, that Executive may have had at any time or have as of the date of this Agreement or which might subsequently accrue, arise from or out of, or be in any manner connected with, directly or indirectly, Executive's employment with and/or separation from Employer or any other relation with Employer, including but not limited to any claim arising under or relating to Title VII of the Civil Rights Act of 1964, as amended, the Civil Rights Act of 1991, as amended, the Age Discrimination in Employment Act, the Texas Commission on Human Rights Act, the Equal Pay Act, the Fair Labor Standards Act, the Texas Pay Day Act, the Employee Retirement Income Security Act, the Texas Worker's Compensation Act,
Section 451.001 of the Texas Labor Code, the Americans with Disabilities Act, and any and all possible statutory and/or common law claims whether arising under any federal or state statutes, regulations, or the common law (contract, tort or other) of any jurisdiction whether or not specifically alleged or articulated herein, but specifically including all economic loss, infliction of emotional distress, slander, libel, invasion of privacy, wrongful discharge, mental anguish, negligent training or supervision, negligence, conspiracy and/or any other alleged unlawful or wrongful conduct, except nothing in this Agreement shall alter any of the Executive's post-employment obligations, promises or covenants contained in the Employment Agreement which are expressly made to extend beyond the term of the Employment Agreement including, without limitation, confidentiality of information and Executive's covenants not to compete, nor shall anything in this Agreement extinguish the right of Employer to bring action, either in law or in equity, for breach of such post-employment obligations. All of Employer's obligations under the Employment Agreement will have been totally fulfilled with the termination of employment to be made in accordance with this agreement.

8. Executive agrees that the terms of this agreement are confidential and Executive shall not discuss or disclose the terms hereof with or to anyone. Executive further agrees not to directly or indirectly make or cause to be made any statement to the media, or any other public statement, criticizing or disparaging Employer, or commenting on the operations or business reputation of Employer.

9. Executive hereby acknowledges and agrees that the releases set forth above are general releases and he further expressly waives and assumes the risk of any and all claims for damages which exist as of the date but of which he does not know or suspect to exist, whether through ignorance, oversight, error, negligence or otherwise, and which, if known, would materially affect Executive's decision to enter into this Agreement. He further agrees that he has accepted payment specified herein as a complete

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compromise of matters involving disputed issues of law and fact and that he assumes the risk that the facts or law may be otherwise than he believes. It is understood and agreed by the parties that this settlement is a compromise of all doubtful and disputed claims, and the payments are not to be construed as an admission of liability on the part of the Employer, by whom liability is expressly denied.

10. If any provision of this Separation Agreement shall be held invalid or unenforceable, or if any provision of this Separation Agreement is held invalid or unenforceable with respect to particular circumstances, the balance of the Agreement shall remain in full force and effect in its other provisions and in all other circumstances.

11. Executive acknowledges that he has fully informed himself of the terms, contents, conditions and effects of the Separation Agreement. Executive acknowledges that: he was given this Agreement on or before March 5, 2003; that he has been informed that if he is over 40 years of age he may accept the offer stated herein at anytime prior to March 5, 2003; that he is over the age of eighteen (18) years old, of sound mind and otherwise competent to execute this Agreement; and that he is entering into this agreement knowingly and voluntarily and without undue influence or pressure and in full knowledge of his rights under the statutes and laws set forth in Section 6 hereof. Further, you acknowledge that you have been afforded a full and fair opportunity to review and consider this Agreement. Executive also acknowledges that he has been informed that if he is over 40 years of age he may revoke the acceptance of this Agreement within seven (7) days of the execution of this Agreement. This Agreement shall become effective and enforceable immediately upon the expiration of the revocation period.

12. This agreement shall be construed and interpreted in accordance with laws of the State of Texas. In the event that Employer fails to make the payment called for in Section (3) of this Agreement, then Executive may, at his option, void the Agreement and take whatever action he deems appropriate or sue for specific performance of the Agreement. Similarly, in the event that employee breaches the terms of this Agreement or voids this Agreement, then Employer may similarly act.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands effective as of March 5, 2003.

EXECUTIVE:                                  EMPLOYER:
                                            NEON Systems Inc.,
                                            A Delaware Corporation

Name:  /s/ Louis R. Woodhill                By:    /s/ Brian D. Helman
     ------------------------------            ---------------------------------
      Louis R. Woodhill                        Brian D. Helman, Chief Financial
                                               Officer